                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 January 1, 2001
                                 ---------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



         Tennessee                     01-12073                   62-1550848
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.

Consummation of RMA Restructuring Effective January 1, 2001

                  Under the federal REIT Modernization Act (the "RMA"), which became effective on January 1, 2001, Equity Inns, Inc. (the "Company") is permitted to lease its hotels to wholly-owned taxable REIT subsidiaries of the Company (the "TRS Lessees").

                  As previously reported in the Company's Current Report on Form 8-K dated September 7, 2000 and filed with the Securities and Exchange Commission on January 11, 2001, on September 7, 2000 the Company, Equity Inns Partnership, L.P. (the "Partnership") and certain of their subsidiaries and affiliates (collectively, the "ENN Entities") entered into a Master Lease Termination Agreement (the "Termination Agreement") with Interstate Hotels, LLC ("IHC"), Crossroads/Future Company, L.L.C., Crossroads/Memphis Partnership, L.P. and Crossroads Hospitality Company, L.L.C. ("CHC") and certain other IHC subsidiaries and affiliates (collectively, the "IHC Entities"). The Termination Agreement provides for, among other things, (i) the termination or assignment of the percentage leases between the ENN Entities and the IHC Entities (the
"Percentage Leases"); (ii) the termination of certain lease guaranties from Interstate and Patriot American Hospitality, Inc.; and (iii) the termination of other agreements between the ENN Entities and the IHC Entities.


                  Effective as of January 1, 2001 (the "Effective Date"), the actions contemplated under the Termination Agreement took effect, and the Company entered into new Percentage Lease agreements, in substantially the form attached hereto as Exhibit 10.13(e) , with the TRS Lessees for the lease of 77 of the 96 hotel properties owned by the Company at such date. The Company's remaining 19 hotels continue to be leased by the Company to affiliates of Prime Hospitality Corporation. Under the RMA, the TRS Lessees are also required to enter into management agreements with "eligible independent contractors" to manage the hotels. On the Effective Date, the TRS Lessees also entered into new management agreements, in substantially the forms attached hereto as Exhibits
10.14 , 10.15 and 10.16, with Promus Hotels, Inc. (as to 20 of the Company's hotels), Crestline Hotels & Resorts, Inc. (as to two of the Company's hotels) and CHC (as to 55 of the Company's hotels), respectively.

                  Also effective as of the Effective Date, the Company and its subsidiaries received the required approvals and waivers from certain of the Company's lenders as to the effects of the RMA restructuring with the TRS Lessees, as well as the execution of modification agreements as to the Company's loan agreements with such lenders. These modification agreements between the Company and its affiliates and certain of the Company's lenders are attached hereto as Exhibits 4.2 , 10.10 and 10.12.

                  In addition, as of the Effective Date, the Company's Percentage Lease Agreements, as amended, with the IHC Entities were terminated, and new Percentage Lease agreements took effect. The new form of Percentage Lease agreement is substantially in the form of the prior Percentage Lease agreements, except that, among other conforming changes, (i) all lessee net worth requirements and performance standards applicable to the IHC lessees (previously found in Section 3.10 and 3.11 and Article XLIII) have been deleted in full; (2) certain provisions relating to potential purchase by the IHC lessees of the leased property from the applicable Equity Inns lessor limited partnerships (formerly found in Article XVIII and Section 34.3) have been deleted in full; (3) certain tax provisions pertaining to the RMA and the TRS Lessees' elections to be treated as "taxable REIT subsidiaries" under the RMA have been added; and (4) rights formerly given to the Equity Inns lessor limited partnerships as to purchase of the assets of the IHC lessees and rights of first offer (formerly found in Articles XXXVII and XLII) have been deleted in full.

(c) Exhibits

4.2* --         See Exhibit 10.2 hereinbelow

10.1-- Master Lease Termination Agreement dated as of September 7, 2000, by and among Equity Inns, Inc., Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P., EQI Financing Partnership I, L.P., EQI Financing Partnership II, L.P., EQI/WV Financing Partnership, L.P., Equity Inns Partnership II, L.P., E.I.P. Orlando, L.P. Crossroads/Memphis Partnership, L.P., Crossroads/Memphis Financing Company, L.L.C., Crossroads/Memphis Financing Company II, L.L.C., Crossroads Future Company, L.L.C., Crossroads Future Financing Company, L.L.C., Interstate Hotels, LLC and Crossroads Hospitality Company, L.L.C. (Incorporated by reference to Exhibit 10.7 to the Company's Current Report on Form 8-K (Registration No. 01-12073) filed with the Securities and Exchange Commission on January 11, 2001)

10.2*-- Agreement Regarding Indenture and Mortgages dated as of January 1, 2001 by and between LaSalle Bank National Association and EQI Financing Partnership I, L.P.

10.3*-- Loan Agreement, dated as of June 16, 1999, among EQI Financing Partnership II, L.P. and EQI/WV Financing Partnership, L.P., as Borrower Parties, and GMAC Commercial Mortgage Corporation, as Lender

10.4*-- Loan Affirmation and Modification Agreement dated as of December 31, 2000 by and among EQI Financing Partnership II, L.P., EQI/WV Financing Partnership, L.P., ENN Leasing Company II, L.L.C., Equity Inns Partnership, L.P., Equity Inns, Inc., Norwest Bank Minnesota, National Association, as trustee, and LaSalle Bank National Association, as trustee

10.5*--  Form of Lease Agreement, effective as of January 1, 2001

10.6*-- Form of Management Agreement between certain subsidiaries of Equity Inns TRS Holdings, Inc., as lessees, and Promus Hotels, Inc., effective as of January 1, 2001

10.7*-- Form of Management Agreement between certain subsidiaries of Equity Inns TRS Holdings, Inc. as lessees, and Crestline Hotels and Resorts Inc., effective as of January 1, 2001

10.8*-- Form of Management Agreement between certain subsidiaries of Equity Inns TRS Holdings, Inc. as lessees, and Crossroads Hospitality Company, L.L.C., effective as of January 1, 2001
--------------
*Filed herewith.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EQUITY INNS, INC.



February 22, 2001                          /s/Donald H. Dempsey
                                           -------------------------------------
                                           Donald H. Dempsey
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

                                List of Exhibits


4.2*--   See Exhibit 10.2 hereinbelow

10.1-- Master Lease Termination Agreement dated as of September 7, 2000, by and among Equity Inns, Inc., Equity Inns Partnership, L.P.,
         Equity Inns/West Virginia Partnership, L.P., EQI Financing Partnership I, L.P., EQI Financing Partnership II, L.P., EQI/WV Financing Partnership, L.P., Equity Inns Partnership II, L.P., E.I.P. Orlando, L.P., Crossroads/Memphis Partnership, L.P., Crossroads/Memphis Financing Company, L.L.C., Crossroads/Memphis Financing Company II, L.L.C., Crossroads Future Company, L.L.C., Crossroads Future Financing Company, L.L.C., Interstate Hotels, LLC and Crossroads Hospitality Company, L.L.C. (Incorporated by reference to Exhibit 10.7 to the Company's Current Report on Form 8-K (Registration No. 01-12073)
         filed with the Securities and Exchange Commission on January 11, 2001)

10.2*-- Agreement Regarding Indenture and Mortgages dated as of January 1, 2001 by and between LaSalle Bank National Association and EQI Financing Partnership I, L.P.

10.3*-- Loan Agreement, dated as of June 16, 1999, among EQI Financing Partnership II, L.P. and EQI/WV Financing Partnership, L.P., as Borrower Parties, and GMAC Commercial Mortgage Corporation, as Lender

10.4*-- Loan Affirmation and Modification Agreement dated as of December 31, 2000 by and among EQI Financing Partnership II, L.P., EQI/WV Financing Partnership, L.P., ENN Leasing Company II, L.L.C., Equity Inns Partnership, L.P., Equity Inns, Inc., Norwest Bank Minnesota, National Association, as trustee and LaSalle Bank National Association, as trustee

10.5* -- Form of Lease Agreement, effective as of January 1, 2001

10.6*-- Form of Management Agreement between certain subsidiaries of Equity Inns TRS Holdings, Inc., as lessees, and Promus Hotels, Inc., effective as of January 1, 2001

10.7*-- Form of Management Agreement between certain subsidiaries of Equity Inns TRS Holdings, Inc. as lessees, and Crestline Hotels and Resorts, Inc., effective as of January 1, 200

10.8* -- Form of Management Agreement between certain subsidiaries of Equity
         Inns TRS Holdings, Inc. as lessees, and Crossroads Hospitality Company, L.L.C., effective as of January 1, 2001
--------------
*Filed herewith.